EXHIBIT 10.52

SEVENTH AMENDMENT TO LEASE

          THIS SEVENTH AMENDMENT TO LEASE (“Seventh Amendment”) dated as of February 28, 2001 is entered into by and between PROPERTY GEORGIA OBJLW TWO CORPORATION, an Oregon corporation (as successor-in-interest to Corporate Property Investors) (“Landlord”) and PREMIERE COMMUNICATIONS, INC., a Florida corporation (“Tenant”).

RECITALS

          A.          Landlord and Tenant are parties to an Agreement of Lease dated March 3, 1997, as modified by a Modification of Lease dated August 4, 1997, a Second Modification of Lease dated October 30,  1997, a Third Modification of Lease dated July 15,  1998, a Fourth Modification of Lease dated August 27, 1998, and a Fifth Modification of Lease dated April 1, 1999 (as modified, the “Lease”). Pursuant to the Lease, Landlord leases to Tenant and Tenant leases from Landlord certain premises, among others, known as Suite 1000 located on the tenth (10th) floor of the Building, as more particularly described in the Lease (the “Tenth Floor Premises”).

          B.          Landlord and Tenant desire to amend the Lease in accordance with the terms set forth herein. Landlord and Tenant have expressed their mutual desire to confirm the square footage of the Tenth Floor Premises and to adjust Tenant’s Pro Rata Share, Fixed Rent and other terms for the Tenth Floor Premises as set forth below.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.          The Tenth Floor Premises shall be deemed to contain a total of Seven Thousand Two Hundred Eighty One (7,281) rentable square feet.

          2.          The Fixed Rent for the Tenth Floor Premises is hereby revised to be $182,025.00 per year, payable in advance in equal monthly installments of $15,168.75. After full execution of this Seventh Amendment, Tenant shall receive a credit against their next payment of Fixed Rent due in the amount of ($239.58 per month for       months). (5/15/99- 9/30/00; 16.5 months) Three thousand nine hundred fifty three and 07/100ths ($3,953.07)

          3.          Tenant’s Pro Rata Share for the Tenth Floor Premises is hereby revised to be Two and 9/100ths percent (2.09%).

          4.          Tenant acknowledges that it is currently in possession of the Tenth Floor Premises and accepts same in an “AS IS” condition. Landlord and Landlord’s agents have made no representations to Tenant concerning the Tenth Floor Premises except those specified herein. By remaining in occupancy of any part of the Tenth Floor Premises, Tenant shall be deemed to have agreed that Landlord, up to the time of such occupancy, had performed all of its obligations hereunder with respect to such part and that such part was in satisfactory condition as of the date of such occupancy.

          5.          Notices to Landlord shall be delivered as follows: Property Georgia OBJLW Two Corporation, c/o Clarion Partners LLC, 335 Madison, Avenue, New York, New York 10017, Attention: Portfolio Manager – Lenox Building with a copy to Property Georgia OBJLW Two Corporation, 3399 Peachtree Road, NE, Suite 920, Atlanta, Georgia 30326, Attention: Property Manager. All rent shall be paid to Landlord at Property Georgia OBJLW Two Corporation, Unit #212, Post Office Box 5037, Portland, Oregon 97208

          6.          This Seventh Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.  Except as expressly amended hereby, the Lease remains in full force and effect and is hereby ratified and confirmed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease. This Seventh Amendment may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single agreement.

          IN WITNESS WHEREOF, Landlord and Tenant  have executed this Seventh Amendment under seal as of the day and year first above written.

LANDLORD:

PROPERTY GEORGIA OBJLW TWO CORPORATION, an Oregon corporation

By:	Clarion Partners, LLC, a New York limited liability company, its duly authorized agent

By:	/s/ MICHAEL O’BRIEN

Name:	Michael O’Brien
Authorized Person

TENANT:

PREMIERE COMMUNICATIONS, INC., a Florida corporation

By:	/s/ PATRICK G. JONES

Name:	Patrick G. Jones
Title:	E.V.P.

EIGHTH AMENDMENT TO LEASE

          THIS EIGHTH AMENDMENT TO LEASE (“Eighth Amendment”)dated as of June 24, 2001, is entered into by and between PROPERTY GEORGIA OBJLW TWO CORPORATION, an Oregon corporation (successor-in-interest to Corporate Property Investors) (“Landlord”)and PREMIERE COMMUNICATIONS, INC., a Florida corporation (“Tenant”).

RECITALS

A.

Landlord and Tenant are parties to an Agreement of Lease dated March 3, 1997, as modified by a Modification of Lease dated August 4, 1997, a Second Modification of Lease dated October 30, 1997, a Third Modification of Lease dated July 15, 1998, a Fourth Modification of Lease dated August 27, 1998, a Fifth Modification of Lease dated April 1, 1999, a Sixth Modification of Lease dated May 15, 1999 and a Seventh Amendment to Lease dated February 28, 2001 (as modified and amended, the “Lease”). Pursuant to the Lease, Landlord leases to Tenant and Tenant leases from Landlord certain premises, among others, known as Suite 1000 located on the tenth (10th) floor of the Building, as more particularly described in the Lease (the “Tenth Floor Premises”).

B.

The term of the lease has expired with respect to the Tenth Floor Premises. Landlord and Tenant have expressed their mutual desire to allow the Lease to continue on a month-to-month basis for a portion of the Tenth Floor premises containing approximately 1,250 rentable square feet, and more particularly described on Exhibit “A” hereto (the “Eighth Amendment Premises”).

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.          The Eighth Amendment Premises shall be deemed to contain a total of One Thousand Two Hundred Fifty (1,250) rentable square feet and be located as shown on Exhibit A hereto.

          2.          The Fixed Rent for the Eighth Amendment Premises shall be $2,916.67 per month, payable in advance in equal monthly installments on the first day of each month. Upon execution of this Eighth Amendment by Tenant, Tenant shall pay to Landlord $2,916.67 as Fixed Rent for the month of June 2001.

          3.           The Term of the Lease for the Eighth Amendment Premises shall be month-to-month, terminable by either Landlord or Tenant upon thirty (30) days advance written notice to the other party, provided that in the absence of default by Tenant, which default is not cured within the applicable notice and cure period, if any, such Term shall not terminate prior to August 31, 2001.

          4.          As of June 1, 2001, Tenant shall have no further obligation to pay Tenant’s Pro Rata Share for the Eighth Amendment Premises.

          5.          Tenant acknowledges that it is currently in possession of the Eighth Amendment Premises and accepts same in an “AS IS” condition. Landlord and Landlord’s agents have made no representations to Tenant concerning the Eighth Amendment Premises except those specified herein. By remaining in occupancy of any part of the Eighth Amendment Premises, Tenant shall be deemed to have agreed that Landlord, up to the time of such occupancy, had performed all of its obligations hereunder with respect to such part and that such part was in satisfactory condition as of the date of such occupancy.

          6.          Notices to Landlord shall be delivered as follows: Property Georgia OBJLW Two Corporation, c/o Clarion Partners LLC, One Federal St., 28th Floor, Boston, MA   02110, Attention: Portfolio Manager – Lenox Building with a copy to Property Georgia OBJLW Two Corporation, 3399 Peachtree Road, NE, Suite 920, Atlanta, Georgia 30326, Attention: Property Manager. All rent shall be paid to Landlord at Property Georgia OBJLW Two Corporation, Unit #212, Post Office Box 5037, Portland, Oregon 97208

          7.          This Eighth Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns. Except as expressly amended hereby, the Lease remains in full force and effect and is hereby ratified and confirmed.   All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.   This Eighth Amendment may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Eighth Amendment under seal as of the day and year first above written.

LANDLORD:

PROPERTY GEORGIA OBJLW TWO CORPORATION,
an Oregon corporation

By:	CLARION PARTNERS , LLC, a New York limited liability company, its duly authorized agent

By:	/s/ BRUCE G. MORRISON

Name:	Bruce G. Morrison Authorized Person

TENANT:

PREMIERE COMMUNICATIONS, INC., a Florida corporation

By:	/s/ PATRICK G. JONES

Name:	Patrick G. Jones
Title:	EVP

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